SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549


                             FORM 8-K


                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)                December 2, 1999



                             Urban Outfitters, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         PENNSYLVANIA                    0-16999                23-2003332
----------------------------           ------------          -------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)





1809 Walnut Street, Philadelphia, Pennsylvania                     19103
-----------------------------------------------                  ----------
   (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:         (215) 564-2313
                                                   -----------------------------




                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On December 2, 1999, Urban Outfitters, Inc. (the "Company") replaced PricewaterhouseCoopers LLP as the principal accountant for the Company and its subsidiaries. For neither of the past two years has the former principal accountant's reports on the Company's financial statements contained an adverse opinion or a disclaimer of opinion, nor has its opinion been qualified or modified as to uncertainty, audit scope or accounting principles. The Company's decision to replace its principal accountant was recommended by the Audit Committee of the Board of Directors of the Company and approved by the Board of Directors. During the Company's two most recent fiscal years (February 1, 1997 to January 31, 1998 and February 1, 1998 to January 31, 1999) and through December 2, 1999, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements.

     During the Company's two most recent fiscal years and through December 2, 1999, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     On December 2, 1999, the Company engaged as its new principal accountant Arthur Andersen LLP. The new principal accountant has not been consulted during the Company's two most recent fiscal years and through December 2, 1999 prior to its engagement regarding the application of accounting principles.

     The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the statements set forth in this Form 8-K. A copy of such letter dated December 8, 1999 is filed as Exhibit 16.1 to this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c)   Exhibits

           Exhibit 16.1 - Letter, dated December 8, 1999, from
                          PricewaterhouseCoopers LLP.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


                                        URBAN OUTFITTERS, INC.



                                        By: /s/ Richard A. Hayne
                                            ------------------------------------
                                            Richard A. Hayne
                                            President


Dated:   December 9, 1999